Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Schedule Of Provision For Contingencies
Breakdown of the provision for contingencies is as follows:

Provision for contingencies (continued)

	2014	2013
Tax contingencies in Brazil (i)	$1,999	$2,235
Labor contingencies in Brazil (ii)	10,360	9,484
Other (iii)	7,780	10,622
Subtotal	20,139	22,341
Judicial deposits (iv)	(7,935)	(7,519)
Provision for contingencies	$12,204	$14,822

(i)
Tax contingencies in Brazil. It mainly relates to tax on bank account transactions (CPMF), abolished in 2007. During fiscal year 2012, the Company settled the contingency over royalty payments, paying $11,473 in cash. In addition, the Company entered into an amnesty program to settle the contingency related to VAT special treatment for restaurants in Rio de Janeiro in 18 equal monthly installments, commencing in May 2012, pursuant to which the Company reclassified $28,428 to “Accrued payroll and other liabilities” in the consolidated balance sheet. During fiscal year 2012, the Company also recorded an accrual of $3,770 and a currency translation adjustment amounting to $(2,327). In addition, during fiscal year 2012 there was an increase of $458 as a result of certain balance sheet reclassifications. During fiscal year 2013, the Company recorded an accrual of $13 and a currency translation adjustment amounting to $(527). In addition, the Company made certain balance sheet reclassifications totaling $(271) and settlements amounting to $991 that the Company recovered from McDonald’s Corporation. During fiscal year 2014, the Company recorded an accrual of $14 and a currency translation adjustment amounting to $(250). No settlements were done during fiscal year 2014.

(ii)
Labor contingencies in Brazil. It primarily relates to dismissals in the normal course of business. During fiscal years 2014, 2013 and 2012, the Company recorded accruals of $22,726, $12,714 and $10,751, respectively, primarily related to new dismissal claims and to increases on estimated future costs of outstanding claims; and a currency translation adjustment amounting to $(1,239), $(1,586) and $(930), respectively. In addition, the Company made settlements totaling $20,582, $15,900 and $15,211, respectively. During fiscal year 2014, the Company made certain balance sheet reclassifications amounting to $29.

(iii)
Other contingencies. It mainly relates to tax and labor contingencies in other countries. During fiscal years 2014, 2013 and 2012, the Company recorded accruals of $3,620, $4,546 and $1,251, respectively; and currency translation adjustment amounting $(2,945), $(2,160) and $(1,195), respectively. In addition, the Company made settlements totaling $2,974 , $2,060 and $736, respectively. During fiscal years 2014 and 2013, the Company made certain balance sheet reclassifications amounting to $543 and $745, respectively.

(iv)
Judicial deposits. It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil. During fiscal years 2014, 2013 and 2012, there was a net increase amounting to $416, $300 and $367, respectively; including foreign currency translation for $(986), $(1,049) and $(671), respectively.